SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):    June 29, 2004
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                            EAGLE SUPPLY GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                         1-14904                  13-3889248
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(State or Other Jurisdiction       (Commission File Number)       (IRS Employer
       Incorporation)                                           Identification
                                                                    Number)

122 East 42nd Street, Suite 1618, New York, NY                        10168
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   (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:   (212) 986-6190
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ITEM 5.  OTHER EVENTS.

         On June 29, 2004, Eagle Supply Group, Inc. (the "Company"), along with its wholly-owned subsidiaries JEH/Eagle Supply, Inc. and Eagle Supply, Inc., entered into amendments to its existing employment arrangements with James E. Helzer, Vice Chairman of the Company's Board of Directors (the "Board") and President and Chief Operating Officer of the Company, Douglas P. Fields, Chairman of the Board and Chief Executive Officer of the Company, and Frederick
M. Friedman, Executive Vice President and Chief Financial Officer of the Company. Pursuant to the amendments, Messrs. Helzer, Fields and Friedman have
(a) waived basic and performance based bonus compensation, if any, for the fiscal year ending June 30, 2004, (b) agreed to limit the amount of their basic bonus compensation, if any, for the fiscal year ending June 30, 2005 to $120,000, $100,000 and $100,000, respectively, and (c) agreed that a higher level of financial performance by the Company shall be required in order to trigger the payment of a performance bonus for the fiscal year ending June 30, 2005. Further, pursuant to the amendments, the Company has extended Messrs. Helzer's, Fields' and Friedman's employment agreements by six months to December 31, 2006. Copies of these amendments are attached as exhibits hereto.

         On June 29, 2004, the Board also approved the execution of Indemnification Agreements with each member of the Board. Pursuant to such approval, the Company has executed and delivered to each member of the Board an Indemnification Agreement in a form approved by the Board and attached as an exhibit hereto. Among other things, the Indemnification Agreements require the Company to (a) indemnify each member of the Board to the fullest extent permitted under applicable law and the provisions of the Company's Certificate of Incorporation and Bylaws, (b) advance legal and other fees and expenses to each member of the Board in connection with claims for which indemnification is sought, and (c) use reasonable efforts to maintain directors' and officers' liability insurance at least as favorable as that in effect on the date of the Indemnification Agreement, subject to certain exceptions.

         Additionally, on June 29, 2004, the Board authorized the award of retention payments in the aggregate amount of $938,575 to certain non-executive employees of the Company and its subsidiaries. Under the terms of this Board action, the Company will make such retention payments, if at all, upon a change of control of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable
(b)      Not Applicable
(c)      Exhibits

EXHIBIT NO.                DESCRIPTION
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99.1        Second Modification Agreement, dated as of June 29, 2004, by and among Eagle Supply Group, Inc., JEH/Eagle Supply, Inc. and James E. Helzer.

99.2 Second Modification Agreement, dated as of June 29, 2004, by and among Eagle Supply Group, Inc., JEH/Eagle Supply, Inc., Eagle Supply, Inc. and Douglas P. Fields.

99.3 Second Modification Agreement, dated as of June 29, 2004, by and among Eagle Supply Group, Inc., JEH/Eagle Supply, Inc., Eagle Supply, Inc. and Frederick M. Friedman.

99.4        Form of Indemnification Agreement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EAGLE SUPPLY GROUP, INC.


Date:  July 15, 2004                     By: /s/ Douglas P. Fields
                                             -----------------------------------
                                                 Douglas P. Fields
                                                 Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
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99.1        Second Modification Agreement, dated as of June 29, 2004, by and among Eagle Supply Group, Inc., JEH/Eagle Supply, Inc. and James E. Helzer.

99.2 Second Modification Agreement, dated as of June 29, 2004, by and among Eagle Supply Group, Inc., JEH/Eagle Supply, Inc., Eagle Supply, Inc. and Douglas P. Fields.

99.3 Second Modification Agreement, dated as of June 29, 2004, by and among Eagle Supply Group, Inc., JEH/Eagle Supply, Inc., Eagle Supply, Inc. and Frederick M. Friedman.

99.4        Form of Indemnification Agreement.